UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2021

Ring Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36057	90-0406406
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Hughes Landing Blvd. Suite 900

The Woodlands, TX 77380

(Address of Principal Executive Offices)

(281) 397-3699

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Nominations.

The Board of Directors of Ring Energy, Inc. (the “Company”) has established that the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) will be held on Tuesday, May 25, 2021. Stockholders of record at the close of business on April 12, 2021 and only such stockholders will be entitled to notice of and to vote at the 2021 Annual Meeting. The time and location of the 2021 Annual Meeting will be as set forth in the Company’s proxy statement for the 2021 Annual Meeting.

Because the date of the 2021 Annual Meeting differs by more than thirty days from the anniversary date of the Company’s 2020 annual meeting of stockholders, which was held on December 15, 2020, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the deadlines for any stockholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s proxy statement, filed with the United States Securities and Exchange Commission (the “SEC”) on November 9, 2020, no longer apply. Pursuant to the Company’s bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this report.

Pursuant to Rule 14a-8 of the Exchange Act, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must ensure that such proposal is received by, on or before the close of business on April 5, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting and must comply with the provisions contained in the Company’s bylaws relating to stockholder proposals.

In accordance with the Company’s bylaws, because the date of the 2021 Annual Meeting is not within thirty days of the anniversary of the Company’s 2020 annual meeting of stockholders, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2021 Annual Meeting, such stockholder must give notice to the Company in accordance with its bylaws of such proposal or nominee and such notice by such stockholder must be received no later than the close of business on the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting is first made. Accordingly, notice of stockholder proposals or nominations for director for the 2021 Annual Meeting must be received no later than 5:00 p.m. Central time on April 5, 2021.

Proposals and notices must be in writing and received by the Company’s Secretary, Travis T. Thomas, at 1725 Hughes Landing Blvd. Suite 900 The Woodlands, TX 77380 and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Company’s bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Ring Energy, Inc.

Dated: March 25, 2021	By:	/s/ Travis T. Thomas

Name: Travis T. Thomas

Title: Chief Financial Officer